(PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                                 Class X Shares
                                 (Retail Class)

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1997
                                  ------------

(PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                                 Class Y Shares
                             (Institutional Class)

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1997
                                  ------------

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL CLASS)

                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 23, 1998

Dear Shareholder:

  I am pleased to present the annual report to shareholders for the Retail
Class (Class X) shares of Principal Preservation Portfolios, Inc.'s Cash
Reserve Portfolio. Since December 31, 1996, the Cash Reserve Portfolio has increased its assets from approximately $125,000,000 to $156,000,000. As of the date of this report, the Cash Reserve Portfolio's assets have grown to over $180,000,000. Total assets of the Principal Preservation mutual fund family have grown from $411,000,000 at December 31, 1996 to a current level in excess of $500,000,000 as of the date of this letter.

  During the course of the year, broad based stock and bond market rallies kept investor focus in longer term securities. As a result of a stable economy, and the perception that little to no inflation was occurring, the yield on the 30 year U.S. Treasury Bond fell from 6.8% at the end 1996 to 5.92% at the end of 1997. Short term interest rates remained fairly constant moving from a yield of 5.2% at December 31, 1996 to 5.3% at December 31, 1997. Meanwhile, the Federal Reserve Board did not change the Federal Funds rate during the last nine months of 1997. The rapid decline of long term interest rates, coupled with stable short rates, caused a flattening of the yield curve. As events unfolded surrounding the severe downturn in the Asian financial markets, an added degree of uncertainty developed in the U.S. capital markets. The uncertainty gave rise to a fear that interest rates would rise in response to the developments abroad.

  In response, the portfolio manager maintained a shorter average maturity as compared to the typical money market fund. In the portfolio manager's judgement, during virtually all of 1997, the risk associated with extending the weighted number of days to maturity meaningful benefit to shareholders. At the same time the portfolio manager adjusted the composition of the Cash Reserve Portfolio from 31% to 28% in U.S. Government and Agency Obligations, 52% to 64% in A1/P1 rated commercial paper and 17% to 8% in overnight repurchase agreements.

  The seven day annualized yield at December 31, 1997 for the Cash Reserve Portfolio's Retail Class was 5.02%, as compared to Donoghues First Tier average money market yield of 5.06%.

  In November of 1997, the Advisor contributed capital in the amount of $196,000 to the Cash Reserve Portfolio to remove prior years' realized losses on investments. These losses were accumulated over a three year period. For tax purposes, these losses could be carried forward and applied against any capital gains generated from sales of investment securities for a period of 3-4 years. If the loss carryforwards were not used to offset capital gains prior to that time, the tax benefit would have been lost to the Portfolio, resulting in a decline in net asset value. However, in the judgement of the Advisor, any attempts to generate such capital gains would have exposed shareholders of the Cash Reserve Portfolio to unnecessary market risks. The Advisor therefore elected to make a capital contribution to the Cash Reserve Portfolio, out of the advisor's own funds, in an amount equal to the loss carryforwards. This action permitted the Cash Reserve Portfolio to eliminate the tax loss carryforwards from its balance sheet.

  We are grateful for your continued trust with us and look forward to the years to come.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL CLASS)

                         ANNUAL REPORT TO SHAREHOLDERS


                                                               February 23, 1998

Dear Shareholder:

  I am pleased to present the annual report to shareholders for the Institutional Class (Class Y) shares of Principal Preservation Portfolios, Inc.'s Cash Reserve Portfolio. Since December 31, 1996, the Cash Reserve portfolio has increased its assets from approximately $125,000,000 to $156,000,000. As of the date of this report, the assets of the Cash Reserve Portfolio have grown to over $180,000,000. Total assets of the Principal Preservation mutual fund family have grown from $411,000,000 at December 31, 1996 to a current level in excess of $500,000,000 as of the date of this letter.

  During the course of the year, broad based stock and bond market rallies kept investor focus in longer term securities. As a result of a stable economy, and the perception that little to no inflation was occurring, the yield on the 30 year U.S. Treasury Bond fell from 6.8% at the end 1996 to 5.92% at the end of 1997. Short term interest rates remained fairly constant moving from a yield of 5.2% at December 31, 1996 to 5.3% at December 31, 1997. Meanwhile, the Federal Reserve Board did not change the Federal Funds rate during the last nine months of 1997. The rapid decline of long term interest rates, coupled with stable short rates, caused a flattening of the yield curve. As events unfolded surrounding the severe downturn in the Asian financial markets, an added degree of uncertainty developed in the U.S. capital markets. The uncertainty gave rise to a fear that future interest rates may rise in response to the developments abroad.

  In response, the portfolio manager maintained a shorter average maturity as compared to the typical money market fund. In portfolio manager's judgement, during virtually all of 1997, the risk associated with extending the weighted number of days to maturity was not justified by any meaningful benefit to shareholders. At the same time, the portfolio manager adjusted the composition of the Cash Reserve Portfolio from 31% to 28% in U.S. Government and Agency Obligations, 52% to 64% in A1/P1 rated commercial paper and 17% to 8% in overnight repurchase agreements.

  The seven day annualized yield at December 31, 1997 for the Cash Reserve Portfolio's Institutional Class was 5.33%, as compared to Donoghues Institutional average money market yield of 5.31%.

  In November of 1997, the Advisor contributed capital in the amount of $196,000 to the Cash Reserve Portfolio to remove prior years' realized losses on investments. These losses were accumulated over a three year period. For tax purposes, these losses could be carried forward and applied against any capital gains generated from sales of investment securities for a period of 3-4 years. If the loss carryforwards were not used to offset capital gains prior to that time, the tax benefit would have been lost to the Portfolio, resulting in a decline in net asset value. However, in the judgement of the Advisor, any attempts to generate such capital gains would have exposed shareholders of the Cash Reserve Portfolio to unnecessary market risks. The Advisor therefore elected to make a capital contribution to the Cash Reserve Portfolio, out of the advisor's own funds, in an amount equal to the loss carryforwards. This action permitted the Cash Reserve Portfolio to eliminate the tax loss carryforwards from its balance sheet.

  We are grateful for your continued trust with us and look forward to the years to come.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CLASS X SHARES (RETAIL CLASS)
FINANCIAL HIGHLIGHTS


                                                                                                     FOR THE PERIOD
                                                                                                      APRIL 5, 1993
                                                                                                      (COMMENCEMENT
                                                     FOR THE YEARS ENDED DECEMBER 31,                 OF OPERATIONS)
                                                  ---------------------------------------           TO DECEMBER 31,
                                                     1997      1996      1995      1994                        1993
                                                  -------    ------    ------    ------              --------------
(Selected data for each share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period                $1.00     $1.00     $1.00     $1.00                       $1.00
                                                  -------   -------   -------   -------                     -------
Income from investment operations:
 Net investment income                               0.05      0.05      0.05      0.04                        0.02
Less distributions:
 Dividends from net investment income              (0.05)    (0.05)    (0.05)    (0.04)                      (0.02)
                                                  -------   -------   -------   -------                     -------
Net asset value, end of period                      $1.00     $1.00     $1.00     $1.00                       $1.00
                                                 ========   =======   =======   =======                     =======

Total investment return (b)<F2>                     4.80%     4.78%     5.32%     3.64%                   2.99% (a)
Ratios/Supplemental Data:
 Net assets, end of period (nearest thousand)    $122,710   $89,946   $86,590   $52,593                     $47,768
 Ratio of expenses to average net assets (c)<F3>    0.86%     0.78%     0.79%     1.05%                   1.03% (a)<F1>
 Capital contributions (d)<F4>                      0.13%        --     0.06%        --                          --
 Ratio of net investment income
   to average net assets (c)<F3>                    4.71%     4.73%     5.23%     3.62%                   2.73% (a)<F1>


Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X (Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares. Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 reflect the new dual class structure.

(a)<F1>Annualized.

(b)<F2>In 1997 and prior to 1996, the advisers to Prime and the Fund's Class X shareholders made capital contributions to offset losses in securities. Had the advisers not made capital contributions, the adjusted annualized total returns would have been 4.67%, 5.26% and 1.91% for 1997, 1995 and 1994, respectively.

(c)<F3>Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser. For the years ended December 31, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the annualized ratios of net investment income and expenses to average net assets would have been as follows:

                                                                                                FOR THE PERIOD
                                                                                                 APRIL 5, 1993
                                                                                                 (COMMENCEMENT
                                                         FOR THE YEARS ENDED DECEMBER 31,       OF OPERATIONS)
                                                  --------------------------------------       TO DECEMBER 31,
                                                     1997      1996      1995      1994                   1993
                                                  -------   -------    ------    ------         --------------
 Ratio of expenses to average net assets            0.94%     0.99%     1.16%     1.32%                  1.32%

 Ratio of net investment income
   to average net assets                            4.63%     4.63%     4.86%     3.35%                  2.44%

(d)<F4>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended December 31, 1995, capital contributions were presented in the financial statements of both the Fund and Prime, whereas in 1994 capital contributions were presented only in Prime's financial statements.

The accompanying notes are an integral part of the financial statements.

CLASS Y SHARES (INSTITUTIONAL CLASS)
FINANCIAL HIGHLIGHTS

                                               FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1997                  1996
                                                 ------                ------
(Selected data for each share of the Fund
  outstanding throughout the periods)
Net asset value, beginning of period              $1.00                 $1.00
                                                -------               -------
Income from investment operations:
 Net investment income                             0.05                  0.05
Less distributions:
 Dividends from net investment income            (0.05)                (0.05)
                                                -------               -------
Net asset value, end of period                    $1.00                 $1.00
                                                =======               =======

Total investment return (b)<F2>                   5.21%                 5.20%
Ratios/Supplemental Data:
 Net assets, end of period (nearest thousand)   $33,057               $35,120
 Ratio of expenses to average net assets (a)<F1>  0.45%                 0.34%
 Capital contribution                             0.17%                    --
 Ratio of net investment income to average
   net assets (a)<F1>                             5.10%                 4.95%

(a)<F1>For the years ended December 31, 1997 and 1996, respectively, the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the annualized ratios would have been as follows:

  Ratio of expenses to average net assets        0.54%                   0.54%
  Ratio of net investment income to average
    net assets                                   5.01%                   4.75%

(b)<F2>During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted annualized total return would have been 5.04%.

The accompanying notes are an integral part of the financial statements.

BALANCE SHEET
DECEMBER 31, 1997

ASSETS:
 Investments in Securities, at amortized cost and value:
 U.S. Government and Agency Obligations                           $43,197,846
 Short-term investments                                           112,780,158
 Cash                                                                   1,118
 Interest receivable                                                   16,833
 Deferred organization expense                                          8,215
 Other assets                                                          12,352

                                                                  -----------
 Total Assets                                                     156,016,522

LIABILITIES:
 Dividends payable (Institutional Class Y)                $115,155
 Management fees                                            26,338
 Other accrued expenses                                    107,194
                                                       -----------
 Total Liabilities                                                    248,687
                                                                  -----------
NET ASSETS                                                       $155,767,835
                                                                 ============

NET ASSETS CONSIST OF:
 Capital Stock                                                   $155,766,782
 Undistributed net investment income                                    1,053
                                                                  -----------
 Net Assets                                                      $155,767,835
                                                                 ============

INSTITUTIONAL CLASS Y
 Net Assets (in 000's)                                                $33,057
 Shares Authorized                                                    200,000
 Shares Issued and Outstanding                                         33,057
 Net asset value and redemption price per share                         $1.00

RETAIL CLASS X
 Net Assets (in 000's)                                               $122,710
 Shares Authorized                                                    200,000
 Shares Issued and Outstanding                                        122,710
 Net asset value and redemption price per share                         $1.00

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
 Interest                                                          $7,713,575
                                                                   ----------
 Total investment income                                            7,713,575
                                                                   ----------
EXPENSES:
 Investment advisory fees                                 278,005
 Administration fees                                      208,504
 Shareholder service fees Class X                         254,254
 Distribution fees Class X                                152,552
 Professional fees                                         83,229
 Depository fees                                           68,281
 Directors fees                                            30,056
 Registration fees                                         23,364
 Transfer agent fees Class X                                  358
 Transfer agent fees Class Y                                2,622
 Pricing                                                    2,663
 Printing and postage fees Class X                         14,928
 Printing and postage fees Class Y                          1,092
 Miscellaneous expenses                                    13,063
                                                       ----------
 Total expenses                                         1,132,971
 Less:   Waiver by the Adviser/Administrator            (116,261)
                                                        ---------
 Net expenses                                                       1,016,710
                                                                   ----------
NET INVESTMENT INCOME                                               6,696,865
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $6,696,865
                                                                   ==========

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE        FOR THE
                                                    YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                          1997           1996
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income                              $6,696,865     $6,181,887
 Net realized loss on investments                           --       (53,333)
                                                    ----------      ---------
 Net increase in net assets resulting
   from operations                                   6,696,865      6,128,554

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued                       426,546,772    436,903,589
 Net asset value of shares issued in distributions   5,339,583      4,890,666
 Cost of shares redeemed                         (401,383,135)  (403,263,856)
                                                    ----------    -----------
 Net increase in net assets from capital
   share transactions                               30,503,220     38,530,399

DISTRIBUTIONS TO SHAREHOLDERS:
 Class X Shares                                    (4,796,186)    (4,204,427)
 Class Y Shares                                    (1,901,526)    (1,975,562)
                                                    ----------      ---------
 Total distributions                               (6,697,712)    (6,179,989)

CAPITAL CONTRIBUTIONS                                  196,962             --
                                                    ----------      ---------
 Total increase in net assets                       30,699,335     38,478,964

NET ASSETS:
 Balance at beginning of period                    125,068,500     86,589,536
                                                    ----------      ---------
 Balance at end of period                         $155,767,835   $125,068,500
                                                   ===========    ===========

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE 1 - ORGANIZATION

Principal Preservation Cash Reserve Portfolio (the "Fund") is a separate series of Principal Preservation Portfolios, Inc., (the "Company"), a Maryland corporation organized in 1984. The Fund's investment objective is to seek high current income to the extent consistent with stability of principal and the maintenance of liquidity. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on April 5, 1993. Class Y shares were first offered on January 1, 1996.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's authorized common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Financial highlights presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Class X Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1997 the Fund has Federal income tax capital loss carryforwards of $53,333 and $140,095 expiring in 2003 and 2002, respectively. It is management's intention to make no distribution of any future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) DEFERRED ORGANIZATION EXPENSES - Expenses incurred by Class X in connection with its organization and the initial public offering of its shares are being amortized by the Fund over the period of benefit, but not to exceed five years from the commencement of operations. These expenses were advanced by B.C. Ziegler and Company ("BCZ"), a wholly-owned subsidiary of The Ziegler Companies, Inc., who was reimbursed by the Fund.

  e) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

  f) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  g) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

    Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, ZAMI receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 1997, the Fund incurred administration fees of $208,504. ZAMI voluntarily waived $116,261 of its collective advisory and administrative fees during the year ended December 31, 1997. This waiver may be discontinued at any time by ZAMI.

  b) INVESTMENT ADVISORY FEES - ZAMI is also the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1997, the Fund incurred total Advisory fees of $278,005.

  c) DISTRIBUTION FEES - The Class X Retail Shares of the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of Class X shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets of Class X shares. For the year ended December 31, 1997, the Fund incurred distribution fees aggregating $152,552.

  d) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers in the Class X Retail Shares. Under this agreement, BCZ receives a fee of up to 0.25% of the Retail Class's average daily net assets representing shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all shareholder accounts holding Class X shares which are not serviced separately by a shareholder servicing agent and for all shareholder accounts holding Class Y shares. Fees currently charged by BCZ to each class of shares for this service are $16 per shareholder account. For the year ended December 31, 1997, the Fund incurred shareholder servicing fees aggregating $254,254.

  e) DEPOSITORY FEES - The Fund has entered into an agreement with BCZ to provide the Fund with depository services. For these services, the Fund currently pays BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the year ended December 31, 1997, the Fund incurred total depository fees of $68,281.

  f) FUND ACCOUNTING FEES - The Fund has entered into an agreement with BCZ to provide the Fund with Accounting/Pricing services. For these services, the Fund currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the year ended December 31, 1997, the Fund incurred total fund accounting fees of $45,625.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of U.S. Government securities, excluding all short-term securities, aggregated $11,059,039 and $10,068,000, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

During the year ended December 31, 1997, the Ziegler Companies, Inc. contributed capital to the Cash Reserve Portfolio to offset 1996 realized losses of $53,333 and 1995 realized losses of $140,095. Neither the Ziegler Companies, Inc. nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of the Fund.

NOTE 6 - CAPITAL SHARE TRANSACTIONS

In connection with the restructuring described in Note 1, effective at the open of business on January 1, 1996 all previously outstanding shares of Cash Reserve Portfolio were reclassified as Class X Retail Shares. At the same time, Class Y Institutional Shares were issued in exchange for outstanding shares of Prospect Hill Prime Money Market Fund, a series of Prospect Hill Trust, which, like the Fund, prior to that time had invested all of its investable assets in Prime. Transactions in capital shares for the Fund, in thousands, were as follows:

                                           CLASS X        CLASS Y
                                          --------       --------
          SHARES OUTSTANDING
          AT DECEMBER 31, 1995              86,687              0
          Shares sold                       93,195        343,755
          Shares reinvested                  4,204            686
          Shares redeemed                 (94,007)      (309,257)
                                          --------      ---------
          SHARES OUTSTANDING
          AT DECEMBER 31, 1996              90,079         35,184
          Shares sold                      134,735        291,812
          Shares reinvested                  4,795            545
          Shares redeemed                (106,899)      (294,484)
                                        ----------      ---------
          SHARES OUTSTANDING
          AT DECEMBER 31, 1997             122,710         33,057
                                          ========       ========

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997


   PRINCIPAL                                                                      MATURITY  INTEREST                      VALUE
      AMOUNT                                                                          DATE      RATE                  (NOTE 2A)
  ----------                                                                     ---------  --------                 ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 27.6%
FEDERAL FARM CREDIT BANK ("FFCB")
$    950,000   FFCB Discount Note                                                   3/3/98    5.580%                   $941,018
   1,005,000   FFCB Discount Note                                                  2/24/98     5.530                    996,663
   2,588,000   FFCB Discount Note                                                   1/9/98     5.770                  2,584,682
     903,000   FFCB Discount Note                                                   1/2/98     5.480                    902,863
                                                                                                                    -----------
               Total Federal Farm Credit Bank                                                                         5,425,226
                                                                                                                    -----------
FEDERAL HOME LOAN BANK ("FHLB")
   2,000,000   FHLB Note (a)                                                       10/6/98     5.780                  1,999,283
   3,000,000   FHLB Note (b)                                                       3/19/98     5.696                  3,000,000
   2,354,000   FHLB Discount Note                                                   2/9/98     5.530                  2,339,897
   2,115,000   FHLB Discount Note                                                  1/20/98     5.550                  2,108,805
     770,000   FHLB Discount Note                                                   1/7/98     5.600                    769,281
                                                                                                                    -----------
               Total Federal Home Loan Bank                                                                          10,217,266
                                                                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
   5,000,000   FHLMC Discount Note                                                 1/23/98     5.500                  4,983,041
     818,000   FHLMC Discount Note                                                 1/16/98     5.540                    816,112
   2,000,000   FHLMC Discount Note                                                 1/15/98     5.710                  1,995,559
   5,000,000   FHLMC Discount Note                                                 1/14/98     5.630                  4,989,835
                                                                                                                    -----------
               Total Federal Home Loan Mortgage Corporation                                                          12,784,547
                                                                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
   3,000,000   FNMA Discount Note                                                  2/25/98     5.520                  2,974,700
     850,000   FNMA Discount Note                                                  2/20/98     5.530                    843,472
   3,000,000   FNMA Discount Note                                                  1/30/98     5.490                  2,986,733
   3,000,000   FNMA Discount Note                                                  1/26/98     5.540                  2,988,458
                                                                                                                     ----------
               Total Federal National Mortgage Association                                                            9,793,363
                                                                                                                    -----------
WORLD BANK
   5,000,000   World Bank Discount Note                                           10/30/98     5.600                  4,977,444
                                                                                                                    -----------
               Total World Bank                                                                                       4,977,444
                                                                                                                    -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                                         43,197,846
                                                                                                                    -----------

SHORT TERM -- 72.4%
COMMERCIAL PAPER
  $2,500,000   American General Finance Corporation                                4/14/98    5.680%                 $2,459,344
   2,000,000   American General Finance Corporation                                1/18/98     5.700                  1,991,450
   2,500,000   American General Finance Corporation                                1/16/98     5.690                  2,494,073
   3,500,000   American Express Credit Corporation                                 2/11/98     5.750                  3,477,080
   3,500,000   American Express Credit Corporation                                 1/23/98     5.850                  3,487,487
   1,000,000   Associates Corporation                                              4/16/98     5.700                    983,375
   3,000,000   Associates Corporation                                               1/6/98     5.580                  2,997,675
   3,000,000   Associates Corporation                                               1/5/98     5.600                  2,998,133
   4,000,000   Beneficial Corporation                                              1/23/98     5.650                  3,986,119
   3,000,000   Beneficial Corporation                                               1/8/98     5.650                  2,996,704
   2,000,000   The CITGroup Holdings Corporation                                   3/19/98     5.700                  1,975,617
   1,000,000   The CITGroup Holdings Corporation                                    2/4/98     5.800                    994,522
   2,000,000   The CITGroup Holdings Corporation                                   1/29/98     5.680                  1,991,165
   2,000,000   The CITGroup Holdings Corporation                                   1/13/98     5.600                  1,996,267
   3,500,000   Commercial Credit Corporation                                       1/20/98     5.850                  3,489,194
   3,500,000   Commercial Credit Corporation                                        1/5/98     5.600                  3,497,822
   3,500,000   E.I. du Pont de Nemours and Company                                 1/28/98     5.670                  3,485,068
     500,000   E.I. du Pont de Nemours and Compan                                  1/21/98     5.570                    498,453
   3,000,000   E.I. du Pont de Nemours and Company                                 1/15/98     5.680                  2,993,373
   3,000,000   Ford Motor Credit Corporation                                       2/26/98     5.700                  2,973,400
     500,000   Ford Motor Credit Corporation                                       1/12/98     5.690                    499,131
   3,500,000   Ford Motor Credit Corporation                                        1/8/98     5.720                  3,496,085
   3,000,000   General Electric Capital Corporation                                1/27/98     5.710                  2,987,628
   4,000,000   General Electric Capital Corporation                                1/22/98     5.710                  3,986,636
   3,500,000   Household Finance Corporation                                        2/2/98     5.750                  3,482,111
   3,000,000   Household Finance Corporation                                       1/15/98     5.700                  2,993,350
     500,000   Household Finance Corporation                                        1/2/98     5.900                    499,918
   3,000,000   IBM Credit Corporation                                              2/13/98     5.720                  2,979,503
   3,500,000   IBM Credit Corporation                                               2/3/98     5.730                  3,481,616
   4,000,000   Marshall &Ilsley Corporation                                         3/9/98     5.720                  3,957,418
   3,000,000   Marshall &Ilsley Corporation                                         1/7/98     5.700                  2,997,150
   3,000,000   Norwest Financial Corporation                                       2/18/98     5.670                  2,977,320
     500,000   Norwest Financial Corporation                                       1/26/98     5.680                    498,028
   3,000,000   Rabobank Nederland                                                  3/20/98     5.690                  2,963,015
   3,500,000   Rabobank Nederland                                                   1/2/98     5.630                  3,499,452
   6,000,000   Travelers Property Casualty Corporation                              1/5/98     5.830                  6,495,789
                                                                                                                    -----------
               Total Commercial Paper                                                                                99,560,471
                                                                                                                    -----------
REPURCHASE AGREEMENT
  13,219,687   First Boston Corporation                                             1/2/98     6.300                 13,219,687
                                                                                                                    -----------
                 (Agreement dated 12/31/97, collateralized by
                 $13,128,000 par value in U.S. Treasury Notes
                 due 4/15/99, and 7/15/99, $13,552,838 market value)
TOTAL SHORT TERM                                                                                                    112,780,158
                                                                                                                   ------------
Total Investments, at Amortized Cost                                                                               $155,978,004
                                                                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS
(a) The security has a floating/variable rate coupon payment tied to the one month Libor lending rate.
(b) The security has a floating/variable rate coupon payment tied to the six month Libor lending rate.

The accompanying notes to financial statements are an integral part of this schedule.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Cash Reserve Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Cash Reserve Portfolio as of December 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 1995 and all prior periods presented were audited by other auditors whose report dated
February 26, 1996 expressed an unqualified opinion.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the depositories, banks and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Cash Reserve Portfolio as of December
31, 1997, the results of its operations, and the changes in its net assets and financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 16, 1998.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal
Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 178-2/98

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal
Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 809-2/98


